UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2021

Monster Beverage Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-18761	47-1809393
(Commission File Number)	(IRS Employer Identification No.)

1 Monster Way

Corona, California 92879
(Address of principal executive offices and zip code)

(951) 739 - 6200
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MNST	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 13, 2021, Mr. Hilton H. Schlosberg was elected by the Board of Directors (the “Board”) of Monster Beverage Corporation (the “Company”) as Co-Chief Executive Officer of the Company. Mr. Schlosberg will serve as Co-Chief Executive Officer together with Mr. Rodney C. Sacks. Mr. Schlosberg has held senior leadership positions with the Company for over 30 years, including as the Company’s Chief Financial Officer for over 23 years, and has served as a co-leader of the Company with Mr. Sacks. Simultaneously with the foregoing, Mr. Schlosberg resigned his positions as President, Chief Financial Officer, Chief Operating Officer and Secretary of the Company. Mr. Sacks will continue as Chairman of the Board and Mr. Schlosberg will continue as Vice Chairman of the Board.

In addition, on January 13, 2021, Mr. Thomas J. Kelly was elected by the Board as Chief Financial Officer of the Company, succeeding Mr. Schlosberg. Mr. Kelly has been Executive Vice President, Finance, and/or Controller and Secretary of Monster Energy Company since 1992. Mr. Kelly is a Certified Public Accountant (inactive) and has worked in the beverage business for over 30 years.

Additional biographical and other information regarding Mr. Schlosberg, Mr. Sacks and Mr. Kelly required by Item 5.02(c) of Form 8-K is included in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 21, 2020, and such information is incorporated by reference into this Item 5.02(c).

A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure.

On January 14, 2021, Mr. Sacks and Mr. Schlosberg will host a virtual investor meeting to provide an update on the Company’s business and operations.

The Company’s presentation will be open to all interested parties as a live webcast at approximately 4:30 p.m. Eastern Time on the “Events & Presentation” section of the Company’s website at www.monsterbevcorp.com. A copy of the slides that will be used in the meeting is furnished as Exhibit 99.2 hereto. For those who are not able to join the live webcast, the event will be archived for approximately one year on the website.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press Release.
Exhibit 99.2	Presentation Slides.
Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in iXBRL (Inline eXtensible Business Reporting Language).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monster Beverage Corporation

Date: January 14, 2021	/s/ Hilton H. Schlosberg
Hilton H. Schlosberg
Vice Chairman of the Board of Directors and Co-Chief Executive Officer